Exhibit 10.9

Execution Version

FIRST AMENDMENT TO

NOTE PURCHASE AGREEMENT

This First Amendment to Note Purchase Agreement (this “Amending Agreement”), dated April 25, 2025, by and among Netskope, Inc., a Delaware corporation (the “Company”) and the Investors party hereto.

RECITALS

WHEREAS, the parties hereto have entered into that certain Note Purchase Agreement, together with the other parties thereto, dated as of December 22, 2022 (the “Original Agreement”, and the Original Agreement, as amended by this Amending Agreement, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, the Company and the undersigned holders party thereto have entered into that certain Consent of Majority Investors of Convertible Notes, dated as of August 13, 2024, to approve the issuance of the Company’s 3.00% Convertible Senior PIK Toggle Notes due 2029;

WHEREAS, the Company, the Guarantors party thereto and the Trustee are entering into that certain First Supplemental Indenture, dated as of the date hereof, to amend and supplement the Indenture governing the Company’s Notes;

WHEREAS, pursuant to Section 12(a) of the Original Agreement, the amendments to the Original Agreement contemplated hereby may be effected with the written consent of the Company and the Investors holding at least 55% of the aggregate outstanding principal amount of the Notes; and

WHEREAS, the Investors and the Company wish to so amend the Original Agreement;

NOW THEREFORE, in consideration of the foregoing and the covenants, agreements and conditions set forth in this Amending Agreement, and intending to be legally bound hereby, each party hereto hereby agrees as follows:

ARTICLE I.

DEFINITIONS

Section 1.1 Capitalized terms used in this Amending Agreement that are not defined herein have the meanings given to them in the Original Agreement.

ARTICLE II.

AMENDMENTS TO THE ORIGINAL AGREEMENT

Section 2.1 The definition of “Permitted Indebtedness” in Section 6(a) of the Original Agreement is hereby amended by

(a)
inserting the following as the new clause (b) of such definition:

“(b) the Indebtedness under the 3.00% Convertible Senior PIK Toggle Notes due 2029 that were issued pursuant to the note purchase agreement, dated as of August 13, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2029 Note Purchase Agreement”) and the indenture, dated as of September 30, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2029 Notes Indenture”, and the notes issued thereunder, the “2029 Notes”) and the related guarantees;”;

(b)
renumbering the original clauses (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) and (l) of such definition as clauses (c), (d), (e), (f), (g), (h), (i), (j), (k), (l) and (m), respectively;
(c)
deleting the reference to “this clause (j)” in new clause (k) of such definition in its entirety and replacing it with “this clause (k)”; and
(d)
deleting the references to “clause (a) or (k)” in new clause (m) of such definition in its entirety and replacing it with “clause (a), (b), (l) or (m)”.

Section 2.2 Clause (c) of the definition of “Refinancing Indebtedness” in Section 6(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(c) such refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced (plus, without duplication, any additional Indebtedness Incurred to pay interest, defeasance costs, prepayment, redemption or repurchase fees or premiums (including tender premiums) required by the instruments governing such existing Indebtedness (for the avoidance of doubt, with respect to the Indebtedness under the Notes or the 2029 Notes, as applicable, such fees and premiums shall include any fees and premiums incurred in connection with “Target Return Multiple” (as defined in the Indenture or the 2029 Notes Indenture, as applicable) and “Target Return Repurchase Amount” (as defined in the Indenture or the 2029 Notes Indenture, as applicable) pursuant to the Indenture or the 2029 Notes Indenture, as applicable) and fees, underwriting discounts and other costs and expenses incurred in connection therewith)”.

ARTICLE III.

MISCELLANEOUS

Section 3.1 Reference to and Effect on the Original Agreement.

On and after the date of this Amending Agreement, any reference to “this Agreement” in the Original Agreement and any reference to the Original Agreement in any other agreements will mean the Original Agreement as amended by this Amending Agreement. Except as specifically amended by this Amending Agreement, the provisions of the Original Agreement remain in full force and effect.

Section 3.2 Expenses.

The Company shall reimburse the Investors for their reasonable expenses (including the reasonable fees and expenses of outside counsel and all other third party consultants) incurred in connection with the transactions contemplated hereby, the amendment to the 2029 Note Purchase Agreement dated as of the date hereof and the First Supplemental Indenture, subject to a cap of $50,000.00 for all of the Investors party hereto other than the Lead Investor in the aggregate on a pro rata basis based on the number of Notes and/or 2029 Notes that they hold, and subject to a cap of $200,000.00 for the Lead Investor; provided, that (i) the amounts reimbursable by the Company under this Section 3.2 and Section 3.2 of such amendment to the 2029 Note Purchase Agreement shall not be duplicative and (ii) the total reimbursement to any Investor (as defined herein or under such amendment) (or group thereof) pursuant to this Section 3.2 and Section 3.2 of such amendment shall not exceed the applicable cap set forth above.

Section 3.3 Binding Effect.

This Amending Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereof and the parties to the Original Agreement and their respective successors and permitted assigns.

Section 3.4 Beneficial Ownership.

Each Investor party hereto hereby certifies, represents and warrants to each other party hereto that (i) it is the legal and beneficial holder of, or the investment manager with sole discretionary authority in respect of, the outstanding aggregate principal amount of Notes set forth under such Investor’s name on its signature page and (ii) that it continues to beneficially hold as of the date hereof the outstanding aggregate principal amount of the Notes set forth under its signature block.

Section 3.5 Miscellaneous.

Section 10, 12(b), 12(c), 12(e), 12(h), 12(i) and 12(k) of the Original Agreement shall apply to this Amending Agreement mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

NETSKOPE, INC.

By:	/s/ Sanjay Beri
Name: Sanjay Beri
Title: CEO

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

NHTV NITRO HOLDING LLC

By:	/s/ David Zhong
Name: Tian ce (David) Zhong
Title: Executive Director

Outstanding aggregate principal amount of Notes:
$ 109,225,410.00

NHTV II NITRO HOLDING LLC

By:	/s/ David Zhong
Name: Tian ce (David) Zhong
Title: Executive Director

Outstanding aggregate principal amount of Notes:
$ 103,065,314.24

MSTV FUND II EMPLOYEES
INVESTMENTS LP

By:	MSTV Fund II Employees LP
Its: General Partner

By:	/s/ David Zhong
Name: Tian ce (David) Zhong
Title: Executive Director

Outstanding aggregate principal amount of Notes:
$ 6,160,095.76

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

CPP INVESTMENT BOARD PRIVATE
HOLDINGS (4) INC.

By:	/s/ Lori Gavin
Name: Lori Gavin
Title: Managing Director

By:	/s/ Paul McCracken
Name: Paul McCracken
Title: Managing Director

Outstanding aggregate principal amount of Notes:
$ 54,341,000

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

1000139094 ONTARIO LIMITED

By:	/s/ Antony Waxzkiewicz
Name: Antony Waszkiewicz
Title: Authorized Signatory

Outstanding aggregate principal amount of Notes:
$ 81,511,500.00

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

WEST STREET STRATEGIC SOLUTIONS
FUND I, L.P.

By: Goldman Sachs Asset Management, L.P.,
Attorney-in-Fact

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Managing Director

Outstanding aggregate principal amount of Notes:
$30,391,834.48

WEST STREET STRATEGIC SOLUTIONS
FUND I-(C), L.P.

By: Goldman Sachs Asset Management, L.P.,
Attorney-in-Fact

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Managing Director

Outstanding aggregate principal amount of Notes:
$2,986,581.36

WSSS INVESTMENT HOLDINGS A, L.P.

By: Goldman Sachs Asset Management, L.P.,
Attorney-in-Fact

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Managing Director

Outstanding aggregate principal amount of Notes:
$37,354,003.40

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

WSSS INVESTMENTS E, SCSP

By: Goldman Sachs Asset Management, L.P.,
Attorney-in-Fact

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Managing Director

Outstanding aggregate principal amount of Notes:
$1,408,518.72

WSSS INVESTMENTS I, LLC

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Vice President

Outstanding aggregate principal amount of Notes:
$1,583,496.74

WSSS INVESTMENTS U, LLC

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Vice President

Outstanding aggregate principal amount of Notes:
$1,693,265.56

[Signature Page to First Amendment to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

BROAD STREET CREDIT HOLDINGS LLC

By:	/s/ Michael Kondoleon
Name: Michael Kondoleon
Title: Vice President

Outstanding aggregate principal amount of Notes:
$6,093,799.74

[Signature Page to First Amendment to Note Purchase Agreement]